Exhibit 99.1

                   INVESTOR PRESENTATION  FISCAL FIRST QUARTER 2020

                     Forward-Looking Statements  2  © 2019 |  This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2020 Guidance” section are forward-looking statements.These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differmaterially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2019 (the “2019 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2019 Annual Report.These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; a material security breach or cybersecurity attack affecting the information of Broadridge's clients; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge's key service providers to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.Use of Material Contained HereinThe information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

                     Use of Non-GAAP Financial Measures  3  © 2019 |  Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial MeasuresThe Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results.The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation.Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operatingperformance. These adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) U.S. Tax Cuts and Jobs Act (the "Tax Act") items, and (iv) the Gain on Sale of Securities. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act. The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company's retirement plan obligations.We exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Tax Act items, and the Gain on Sale of Securities from our earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and these items do not reflect ordinary operations or earnings. Management believes these adjusted measures may be useful to an investor in evaluating the underlying operating performance of our business.Free Cash FlowIn addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software.Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

The Broadridge Story

Strong market position across Governance, Capital Markets, and Wealth Management

Platform-based business model creates unique value for our clients

Significant growth opportunity supported by long-term trends of mutualization, digitization, and data & analytics

Strong business model and long-term focus should sustain continued growth and strong Total Shareholder Returns

$2.8B

FY19 Recurring Fee Revenue

5-7%

Organic 3-Year Recurring Revenue Growth Objective

8-12%

FY 2020 Adj. EPS Growth Guidance

~45%

Target Dividend Payout Ratio[1]

27%

Annualized 3 Yr. TSR (June 30, 2017- June 30 2019)

#1

Most Admired Financial Data Services Company by FORTUNE® magazine

(1) Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval

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Broadridge Focused on Capturing Opportunity

Deliver on financial objectives	Execute on growth strategy	Strengthen long-term growth foundations

Deliver on financial objectives

- Achieved FY2019 Guidance including 6% Recurring fee revenue growth and double-digit EPS growth
- Record Closed sales in FY2019
- FY2020 Guidance positions Broadridge to meet high-end of three-year EPS objective
- Balanced execution against capital allocation priorities

Execute on growth strategy

- New digital capabilities, including new proxy voting app
- Paving way for MF notice-and-access
- Extending services across governance network
- Extending GPTM platform capabilities
- Landmark Wealth deal
- RPM, TD and Rockall acquisitions to accelerate growth

Strengthen long-term growth foundations

- 97% Recurring fee revenue retention
- Employer of choice
- Continued focus on integrating AI, blockchain, cloud and digital
- Strengthening of world-class product and technology capabilities
- Attracting new talent

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The Industry's Leading Choice

GOVERNANCE

- Process 80% of outstanding shares in the United States, 50%+ for rest of world
- Distribute 90%+ of broker regulatory communications to 140M individual accounts
- Serve most brokers, funds, and public companies in North America
- Reach 80% of North American households

GROWING FRANCHISE[1]

CAPITAL MARKETS

- Clear and settle over $7T per day
- Serve 19 of 24 US primary dealers for fixed income
- Process Equities for 7 of the top 10 global investment banks
- Support clearance and settlement in over 90 countries

GROWING FRANCHISE[1]

WEALTH MANAGEMENT

- Support 50M+ accounts through our technology platform
- 25%+ of US Financial Advisors utilize Broadridge's front office solutions
- Provide data aggregation service for 200K+ agents and advisors
- Maintain 100K+ retirement plans through Broadridge's mutual fund settlements platform

FRANCHISE[1] OPPORTUNITY

(1) At Broadridge we define Franchise as a business that having a truly differentiated value proposition and, more importantly, as one that creates network value.

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           Broadridge Platform-based Business Model Creates Unique Value  Networkvalue  Deep financial services knowledge  Multi-client managed services approach    Domain expertiseTrusted  7  © 2019 |  Unique CapabilityData & Analytics  Scale leadershipSignificant IP

           Broadridge’s Directly Addressable Market is $25-40B            $9-13B  8  © 2019 |  $6-12B  $10-15B  GOVERNANCE & COMMUNICATIONS  WEALTH MANAGEMENT  CAPITALMARKETS  100% = $25-40B  DATA & ANALYTICS  DIGITIZATION  MUTUALIZATION  Large Growth Opportunity Key Market Trends

         Growth Opportunity: Extend Governance                              140M+RETAIL SHAREHOLDER ACCOUNTS  150,000+INSTITUTIONAL SHAREHOLDERS  27,000+MUTUAL FUNDS AND ETFs                            1,100+BANKS and BROKER-DEALERS  5,000+CORPORATE ISSUERS  EXTEND GOVERNANCEFee Revenue = $1.7B  BUILD WEALTH MANAGEMENT  DRIVE CAPITAL MARKETS        Driving Next-gen Regulatory Communications  9  © 2019 |  Extend services to corporate Issuers  Growing suite of data & analytics and digital solutions  Building Omni- channel communications   Note: Governance Fee revenues as of Broadridge’s December 2017 Investor Day and are primarily derived from Investor Communication Solutions (“ICS”) Segment

Growth Opportunity: Drive Capital Markets

Strong market position

- Serve 19 of the 24 US Fixed Income primary dealers
- Process Equities for 7 of the top 10 global investment banks
- Clear and settle in over 90 markets globally

Unique managed services model

- Support 40+ clients for both technology and operations including 7 of 27 US Fixed Income primary dealers

Emerging capabilities

- Securities Financing & Collateral Management
- Corporate Actions
- Regulatory Reporting

Global market momentum

J.P.Morgan

SOCIETE GENERALE

BARCLAYS

NOMURA

EXTEND GOVERNANCE	DRIVE CAPITAL MARKETS Fee Revenue = $0.5B	BUILD WEALTH MANAGEMENT
Scale Global Post-Trade Technology Platform of the Future	**Extend Additional Enterprise Capabilities**	**Build Network Value**

Note: Capital Markets Fee revenues as of Broadridge's December 2017 Investor Day and are primarily derived from Global Technology and Operations ("GTO") Segment

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Growth Opportunity: Build Wealth Management

- Educational content
- Enriched, digital communications
- Trading and account servicing

- Wealth management tools
- Targeted marketing
- Wealth mobile portal

- Clearance & settlement
- Client and regulatory reporting
- Business process automation & workflows



Enhance Client Experience
Grow Advisor Business
Drive Enterprise Productivity
Advisors
Investors
ICS
GTO

EXTEND GOVERNANCE	DRIVE CAPITAL MARKETS	**BUILD WEALTH** Fee Revenue $0.4B

Drive Digital Wealth Solutions	**Extend Front-to-Back Platform of the Future (UBS)**	**Complement with Unique Data**	**Drive Best-of-Suite for Investment Managers**

Note: Wealth Management Fee revenues as of Broadridge's December 2017 Investor Day and are derived across ICS and GTO Segments

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                     Record Sales Building Revenue Backlog  Annual Closed Sales Performance  Recurring Revenue Backlog as of June 30 2,3  FY20 Closed sales Guidance Range as of August 1st, 2019 Earnings Call.Recurring Revenue Backlog as of August 1st, 2019 Earnings Call and are Broadridge estimates and subject to revision.Recurring Revenue Backlog represents an estimate of first year revenues from Closed sales that have not yet been recognized and are expected to be recognized. Not Yet Live represents the subset of the Backlog where none of the first year revenues from Closed sales have been recognized but are expected to be recognized. Live represents the subset of the Backlog where a portion of the first year revenues from Closed sales have been recognized in previous periods.  $ in millions        12  © 2019 |

Broadridge Business Model is Strong

Sustainable Growth	• Large, recurring revenue base with good visibility aided by $330 million revenue backlog • Organic strength driven by large addressable market
Steady Margin Expansion	• Continued scale and operational leverage • Focus on operational efficiencies
Strong Free Cash Flow	• 100+% average free cash flow conversion • Largely predictable model
Balanced Capital Allocation	• Target ~45% dividend payout ratio[1] • Balance of targeted M&A and share repurchase

(1) Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval

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Executing Against Investor Day Themes

Extend Governance

- Driving next-gen regulatory communications
  - ✓ Strengthening digital products to enhance regulatory and other communications
  - ✓ 30e-3 and Enhanced Content opportunities
  - ✓ Blockchain proxy capability for North American market
- Growing data & analytics suite
- Broadening corporate issuer solution set
- Building omni-channel communications

Drive Capital Markets

- Extending global post trade technology platform
  - ✓ Continued progress onboarding major clients
  - ✓ New client wins further extend international reach
- Developing new products to drive network value in fixed income market
- Successfully tested blockchain proof of concept for repo market

Build Wealth Management

- UBS win represents a major milestone in creating a Wealth Management franchise
- Continued strong interest from key clients in integrated Wealth platform
- Continuing to drive penetration of existing products
  - ✓ New back office platform wins driving growth in U.S. and Canada

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         Organic Recurring Fee Revenue Growth  5-7%  Recurring Fee Revenue Growth  7-9%  Adjusted Op Income Margin Expansion  ~50bps/yr  Adjusted EPS Growth  14-18%      Winning formula for top quartile TSR        FY17 - FY20 Three Year Growth Objectives  15  © 2019 |  Note: FY17 - FY20 three year Adjusted EPS growth objective updated February 8th, 2018 for change in U.S. Tax Law. Compound annual growth rates (CAGRs), except margin. Three Year objectives as of February 8th, 2018 Earnings Call.

Regulatory Update

Mutual funds

June 2018 **SEC Approves 30e-3** **"Notice-and-access"**	• Allows mutual funds to opt-in their shareholders to receive "notice-and-access" beginning in 2021 • Working with 130+ fund families • Financial impact: higher recurring fee revenues, lower distribution revenues, modestly net positive impact on gross profit
October 2018 **Comments on mutual fund interim fees**	• Potential review of approximately $150 million of BR fee revenue • BR comment letter laid out strong track record of value ($400M+ annually) delivered. Additional future savings identified. • Comments only – no timeframe for decision on fee review, if any • Fee reviews generally have been lengthy processes
October 2018 **Comments on modernization of mutual fund communications**	• SEC asked for comments on how to modernize and improve the design, delivery and content of fund management • Opportunity for BR to showcase capabilities to enhance shareholder engagement while lowering costs through digital and technology capabilities

Equity proxy

November 2018 **Proxy Roundtable**	• SEC gathered various constituents to talk about all aspects of the proxy voting process • Significant interest in examining voter confirmation capabilities • Joint letter submitted to SEC to make end-to-end vote confirmation a reality

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                     Supplemental Reporting Detail - Product Line Reporting  Note: Amounts may not sum due to rounding.    17  © 2019 |

           Fiscal Year 2019 Financial Summary as of August 1st 2019 Earnings Call:  18  © 2019 |

Highlights

- **Strong fiscal year 2019 results**
  - Recurring fee revenues up 6% to $2.8 billion, Diluted EPS growth up 14% and Adjusted EPS up 11% to $4.66
  - Record Closed sales of $233 million, up 9%
  - Ongoing investments in new products and M&A expected to strengthen and grow our business
- **11% annual dividend increase emphasizes commitment to capital stewardship and long-term value creation**
  - 8th consecutive double-digit increase
  - $367 million additional return to shareholders via fiscal 2019 share buybacks
- **Fiscal year 2020 Guidance calls for another strong year**
  - Recurring fee revenue growth of 8-10% and Total revenue growth of 3-6%
  - Continued margin expansion and Adjusted EPS growth of 8-12%
  - Closed sales of $190-$230 million
  - FY 2020 guidance positions Broadridge to achieve high-end of three-year Adjusted EPS objective

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               Fiscal Year 2019 Revenue Growth Drivers  Fiscal year 2019 Recurring fee revenues grew 6% to $2.8 billionOrganic Growth: 5%    $4,330M  $4,362M  (1) pt.  (1) pt.  (1) pt.  Fiscal Year 2019 Total revenues grew 1% to $4.4 billion+3 pts.  +1%    $2,610M  $2,759M  +6%          +6 pts.  20  © 2019 |  +1 pt.  +1 pt.  (3) pts.  Notes:(1) Please refer to pages 26 for a full presentation of reported FY18 revenues giving effect to the ASC 606 revenue accounting change and GAAP to Non-GAAP reconciliation on page 30. (2) Amounts may not sum due to rounding.

                     FY 2019 Segment Results (Reported and ASC 606)        FY18Dollars in millions              FY19  Growth            Reported    ASC 606    Reported      Reported      ASC 606    Investor Communication Solutions                          Recurring Fee Revenues  $  1,699  $  1,700    $  1,806    6%  6  %  Event-Driven Fee Revenues    284    282      244    (14)%  (13)%  Distribution Revenues    1,513    1,523      1,461    (3)%  (4)%  Total Revenues  $  3,496  $  3,504    $  3,511    0%  0%                              Global Technology and Operations Revenues  $  912  $  911    $  954    5%  5%  21  © 2019 |  ICS      GTO      FY19 Recurring Revenue Growth Drivers (1)            Net New Business  4  pts    3  pts  Internal Growth  1  pt    1  pt  Organic Recurring Fee Revenue Growth  5  pts    4  pts  Acquisitions  1  pt    1  pt  Recurring Fee Revenue Growth (1)  6%    5  %  Notes:FY19 Recurring Revenue Growth Drivers calculated using FY18 ASC 606 recurring fee revenues.Please refer to pages 26 for a full presentation of reported FY18 revenue giving effect to the ASC 606 revenue accounting change.Amounts may not sum due to rounding.

 Fiscal Year 2019 Operating Income and EPS  Dollars in millions, except per share amounts  Year-over-Year Change in Operating Income and Adjusted Operating Income  Year-over-Year Change in EPS and Adjusted EPS        +8%  22  © 2019 |  +9%  +11%  +14%

                     Fiscal Year 2020 Guidance (as of August 1, 2019)  23  © 2019 |    As of August 1, 2019  Recurring fee revenue growth  8 - 10%  Total revenue growth  3 - 6%  Operating income margin - GAAP  ~15%  Adjusted Operating income margin - Non-GAAP  ~18%  Diluted earnings per share growth1  5 - 9%  Adjusted earnings per share growth1 - Non-GAAP  8 - 12%  Closed sales  $190 - $230M  (1) Fiscal year 2020 guidance includes $20 million of excess tax benefits related to stock-based compensation.

 Appendix  24  © 2019 |

           Tax Act and Excess Tax Benefit ("ETB") Impact            4Q      FY      2020                  Dollars in millions  2018  2019    2018  2019    FYIndicative  Earnings before income taxes  $258.0  $230.0    $561.0  $607.3      Provision for income taxes (excluding ETB and non-recurring gains and charges)  $74.2  $56.9    $158.6  $144.5      Net Tax Charges  (0.7)  —    15.4  —    —  ETB  (22.3)  (10.1)    (40.9)  (19.3)    ~(20)  Provision for income taxes (GAAP)  $51.2  $46.8    $133.1  $125.2      Tax Rates                Tax Rate (excluding ETB and non-recurring gains and charges)  28.8%  24.7%    28.3%  23.8%    ~24%  Tax Rate (GAAP)  19.8%  20.3%    23.7%  20.6%    ~21%  EPS Growth (a)                Diluted EPS  10%  (10)%    32%  14%      Adjusted EPS  9%  (8)%    34%  11%      Adjusted EPS (excluding ETB)  (2)%  (2)%    23%  17%      25  © 2019 |  (1) Please refer to page 24 for the GAAP to Non-GAAP reconciliation. Note: Amounts may not sum due to rounding.

FY2018 Total Revenues: Impact of ASC 606

Dollars in millions	2018 Q1	2018 Q2	2018 Q3	2018 Q4	FY
Revenues As Reported					
Recurring Fee Revenues	$ 547.8	$ 562.4	$ 638.6	$ 861.5	$ 2,610.4
Event-Driven Fee Revenues	59.3	97.3	66.5	60.7	283.9
Distribution Revenues	334.2	370.4	385.4	422.9	1,512.9
FX	(16.5)	(17.4)	(18.6)	(24.8)	(77.3)
Total Revenues	**$ 924.8**	**$ 1,012.8**	**$ 1,071.9**	**$ 1,320.4**	**$ 4,329.9**
Revenue Adjustments from ASC 606 Revenue Accounting Change					
Recurring Fee Revenues	$ (3.3)	$ 3.5	$ 97.8	$ (97.5)	$ 0.4
Event-Driven Fee Revenues	43.9	(47.3)	2.1	(1.0)	(2.2)
Distribution Revenues	18.5	(21.4)	36.4	(24.0)	9.6
FX	—	—	—	—	—
Total Revenues	**$ 59.1**	**$ (65.2)**	**$ 136.3**	**$ (122.5)**	**$ 7.7**
ASC 606 Revenues					
Recurring Fee Revenues	$ 544.5	$ 565.9	$ 736.4	$ 764.0	$ 2,610.8
Event-Driven Fee Revenues	103.2	50.0	68.6	59.7	281.6
Distribution Revenues	352.8	349.0	421.8	399.0	1,522.5
FX	(16.5)	(17.4)	(18.6)	(24.8)	(77.3)
Total Revenues	**$ 983.9**	**$ 947.6**	**$ 1,208.2**	**$ 1,197.9**	**$ 4,337.6**

Note:
(1) Please refer to the GAAP to Non-GAAP reconciliation on page 25 for impact of the ASC 606 revenue accounting change on FY2018 Total revenues.
(2) Amounts may not sum due to rounding.

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 GAAP Reconciliations  27  © 2019 |

               Dollars in millions    Fiscal Year            2019    2018    Operating income (GAAP)  $  652.7  $  598.1    Adjustments:            Amortization of Acquired Intangibles and Purchased Intellectual Property    87.4    81.4    Acquisition and Integration Costs    6.4    8.8    Adjusted Operating income (Non-GAAP)  $  746.5  $  688.2    Operating income margin (GAAP)    15.0%  13.8  %  Adjusted Operating income margin (Non-GAAP)    17.1%  15.9%  28  © 2019 |    Fiscal Year      2019  2018  Net earnings (GAAP)  $ 482.1  $ 427.9  Adjustments:      Amortization of Acquired Intangibles and Purchased Intellectual Property  87.4  81.4  Acquisition and Integration Costs  6.4  8.8  Gain on Sale of Securities  —  (5.5)  Taxable adjustments  93.8  84.7  Tax Act items  —  15.4  Tax impact of adjustments (a)  (22.3)  (23.9)  Adjusted Net earnings (Non-GAAP)  $ 553.6  $ 504.1  (a) Calculated using the GAAP effective tax rate, adjusted to exclude $22.3 million and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2018, as well as the net $15.4 million charges associated with the Tax Act for the fiscal year ended June 30, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.Note: Amounts may not sum due to rounding.  Reconciliation of GAAP to Non-GAAP Measures(Unaudited)

               Note: Amounts may not sum due to rounding.  29  © 2019 |  ))  Dollars in millions, except per share amounts    Fiscal Year          2019      2018    Diluted earnings per share (GAAP)  $  4.06  $  3.56    Adjustments:            Amortization of Acquired Intangibles and Purchased Intellectual Property    0.74    0.68    Acquisition and Integration Costs    0.05    0.07    Gain on Sale of Securities    —    (0.05    Taxable adjustments    0.79    0.70    Tax Act items    —    0.13    Tax impact of adjustments (a)  (0.19)  (0.20    Adjusted earnings per share (Non-GAAP)  $  4.66  $  4.19    (a) Calculated using the GAAP effective tax rate, adjusted to exclude $22.3 million and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2018, as well as the net $15.4 million charges associated with the Tax Act for the fiscal year ended June 30, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.  Reconciliation of GAAP to Non-GAAP Measures(Unaudited)

               Reconciliation of GAAP to Non-GAAP Measures(Unaudited)                          Three Months Ended                  Fiscal Year    Dollars in millions  Sept. 30, 2017    Dec. 31, 2017    March 31, 2018    June 30 , 2018      2018  Total Revenues  $  924.8  $  1,012.8  $  1,071.9  $  1,320.4  $  4,329.9  ASC 606 Accounting Impact (a)    59.1    (65.2)  136.3    (122.5)  7.7  ASC 606 Total Revenues (a)  $  983.9  $  947.6  $  1,208.2  $  1,197.9  $  4,337.6  30  © 2019 |  (a) Reflects the impact of the ASC 606 revenue accounting change on fiscal year 2018 reported Total revenues. Note: Amounts may not sum due to rounding.

Reconciliation of GAAP to Non-GAAP Measures - FY20 Guidance (As of August 1, 2019)

(Unaudited)

FY20 Adjusted Earnings Per Share Growth Rate (a)	
Diluted earnings per share (GAAP)	5% - 9%
Adjusted earnings per share (Non-GAAP)	8% - 12%
FY20 Adjusted Operating Income Margin (b)	
Operating income margin % (GAAP)	~15%
Adjusted Operating income margin % (Non-GAAP)	~18%

(a)Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, and is calculated using diluted shares outstanding. Fiscal year 2020 Non-GAAP Adjusted earnings per share guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, net of taxes, of approximately $0.77 per share.

(b)Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Fiscal year 2019 Non-GAAP Adjusted Operating income margin guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs of approximately $118 million.

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Broadridge Investor Relations Contacts

W. Edings Thibault
Tel: 516-472-5129
Email: edings.thibault@broadridge.com

James Ullenes
Tel: 516-472-5016
Email: james.ullenes@broadridge.com

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